Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into as of the Subscription Date by and between Gulf United Energy, Inc., a Nevada corporation ("Company"), and the Purchaser ("Purchaser") identified on the Purchaser Omnibus Signature Page attached to this Agreement.

Preliminary Statement

The Purchaser desires to purchase and the Company desires to offer and sell to the Purchaser shares of the Company's common stock, par value $0.001 per share ("Common Stock").

Agreement

The parties, intending to be legally bound, agree as follows:

SECTION 1
SALE OF SHARES

The Purchaser will purchase from the Company the number of shares of Common Stock set forth on the Purchaser Omnibus Signature Page attached to this Agreement (such shares, the "Shares") at a price of U.S. $0.[__] per Share in cash (the total price paid for such Shares, the "Total Purchase Price").  In consideration for the payment of the Total Purchase Price, the Company will issue and sell the Shares to the Purchaser.  The Purchaser understands that the Company is under no obligation to sell any Shares to the Purchaser unless the Company accepts and signs this Agreement.

SECTION 2
CLOSING; DELIVERY

2.1           Closing.  The closing ("Closing") of the purchase and sale of the Shares to the Purchaser hereunder shall be held at the Company's offices at 1222 Barkdull St., Houston, Texas 77006, on [__], 2012 (such date, the "Closing Date"), or at such other time and place as the Company and the Purchaser mutually agree upon.

2.2           Delivery.  At the Closing, the Company shall execute and deliver to Purchaser this Subscription Agreement and the Registration Rights Agreement in the form attached hereto as Exhibit A ("Registration Rights Agreement").  At the Closing, the Purchaser shall pay the Company the Total Purchase Price in immediately available funds by wire transfer to the following account:

Account Name: Gulf United Energy, Inc.
Bank Name: Amegy Bank
ABA Number: 113011258
A/C Number: 0003707342

At the Closing, the Company shall issue the shares to the Purchaser, and on or as soon as reasonably practicable after the Closing Date, the Company shall deliver or cause the delivery to each Purchaser of a stock certificate representing the Shares purchased by the Purchaser.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company with respect to this purchase as follows:

3.1           Organization and Standing.  If the Purchaser is not an individual, the Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

3.2           Power.  The Purchaser has all requisite power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

3.3           Authorization.  The execution, delivery, and performance of this Agreement and the Registration Rights Agreement by the Purchaser have been duly authorized by all requisite action, and this Agreement and the Registration Rights Agreement constitute legal, valid, and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

3.4           Consents and Approvals.  The Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval (i) of any person under any instrument, contract or agreement to which the Purchaser or any of its affiliates is a party or (ii) of any government or governmental agency in order to execute and deliver this Agreement and the Registration Rights Agreement, consummate the transactions contemplated hereby and thereby and perform its obligations hereunder and thereunder.

3.5           Non-Contravention.  None of the execution and the delivery of this Agreement and the Registration Rights Agreement by the Purchaser, the consummation of the transactions contemplated hereby and thereby and the performance by the Purchaser of its obligations hereunder or thereunder will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency or court to which the Purchaser is subject or any instrument, contract, or agreement to which the Purchaser or any of its affiliates is a party.

3.6           Purchase for Investment Only.  The Purchaser is purchasing the Shares for the Purchaser's own account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Act").  By executing this Agreement, the Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.  The Purchaser understands that the Shares have not been registered under the Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.

3.7           Receipt of Information.  The Purchaser has received and had the opportunity to review a copy of the Company's Confidential Private Placement Memorandum dated February 14, 2012 (the "Private Placement Memorandum"), including the information set forth under the heading "Risk Factors" therein.  Additionally, the Purchaser has had an opportunity to review the Company's filings under the Securities Exchange Act of 1934, as amended ("Exchange Act"), incorporated by reference in the Private Placement Memorandum.  The Purchaser has received all such information that the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares.  The Purchaser has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the business and financial condition of the Company and the terms of the offering of the Shares.

3.8           Risk of Investment.  The Purchaser realizes that the purchase of the Shares will be a highly speculative investment.  The Purchaser is able, without impairing the Purchaser's financial condition, to hold such Shares for an indefinite period of time and to suffer a complete loss of the Purchaser's investment.  The Purchaser understands all of the risks related to the purchase of the Shares.  By virtue of the Purchaser's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the Company and has the capacity to protect the Purchaser's own interests.

3.9           Advisors.  The Purchaser has reviewed with its own tax advisors the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement.  The Purchaser acknowledges that it has had the opportunity to review this Agreement and the Registration Rights Agreement and the transactions contemplated by this Agreement with the Purchaser's own legal counsel.  The Purchaser is relying solely on its legal counsel and tax advisors and not on any statements or representations of the Company or any of the Company's agents for legal or tax advice with respect to this investment or the transactions contemplated by this Agreement.

3.10           Finder.  The Purchaser is not obligated and will not be obligated to pay any broker commission, finders' fee or success fee in connection with the transactions contemplated by this Agreement.

3.11           Restricted Shares.  The Purchaser understands that the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available.  Moreover, the Purchaser understands that, except as set forth in the Registration Rights Agreement, the Company is under no obligation to register the Shares.  The Purchaser is aware of Rule 144 promulgated under the Act that permits limited resales of securities purchased in a private placement subject to the satisfaction of certain conditions.

3.12           Legend.  It is understood by the Purchaser that each certificate representing the Shares shall be endorsed with the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

The Company need not register a transfer of Shares unless the conditions specified in the foregoing legend are satisfied.  The Company may also instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

3.13           Removal of Legend and Transfer Restrictions.  It is understood by the Purchaser that the legend relating to the Act endorsed on a stock certificate pursuant to Subsection 3.12 of this Agreement and the stop transfer instructions with respect to the Shares represented by such certificate shall not be removed until such Shares are sold pursuant to an effective registration statement, or the holder of such Shares provides to the Company an opinion of counsel for such holder of the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission ("SEC") to the effect that a public sale, transfer, or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.  Any legend imposed by state securities laws will be removed if the state agency imposing such legend has consented to its removal.

3.14           Investor Qualification.  The Purchaser qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act.  The Purchaser acknowledges that it has completed the Confidential Prospective Purchaser Questionnaire in the form attached hereto as Exhibit B ("Purchaser Questionnaire").  The Purchaser has truthfully set forth in the Purchaser Questionnaire the factual basis or reason for qualification as an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act and such information remains true and correct as of the date of execution of this Agreement and the Closing Date.  The Purchaser agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth in the Purchaser Questionnaire.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as follows:

4.1           Organization and Standing.  The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.  The Company is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company's business as now conducted or as proposed to be conducted.

4.2           Power.  The Company has the corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to sell and issue the Shares hereunder and to perform its obligations under this Agreement and the Registration Rights Agreement.

4.3           Authorization.  The execution, delivery, and performance of this Agreement and the Registration Rights Agreement by the Company have been duly authorized by all requisite corporate action, and this Agreement and the Registration Rights Agreement constitute legal, valid, and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

4.4           Consents and Approvals.  The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval (i) of any person under any instrument, contract or agreement to which the Company or any of its affiliates is a party or (ii) of any government or governmental agency in order to execute and deliver this Agreement and the Registration Rights Agreement, consummate the transactions contemplated hereby and thereby and perform its obligations hereunder and thereunder, except in the case of clause (ii) above for the filing of a registration statement with the SEC as contemplated by the Registration Rights Agreement.

4.5           Non-Contravention.  None of the execution and the delivery of this Agreement and the Registration Rights Agreement by the Company, the consummation of the transactions contemplated hereby and thereby and the performance by the Company of its obligations hereunder or thereunder will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Purchaser is subject or any instrument, contract, or agreement to which the Purchaser or any of its affiliates is a party

4.6           Shares.  The Shares, when issued pursuant to the terms of this Agreement against receipt of the payment therefor as provided for herein, will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that the Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement, or otherwise required at the time a transfer is proposed.

SECTION 5
MISCELLANEOUS

5.1           Survival.  The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares.

5.2           Assignment; Successors and Assigns.  This Agreement may not be assigned by either party without the prior written consent of the other party.  This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

5.3           Notices.  All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) one business day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the Company at 1222 Barkdull St., Houston, Texas 77006, Attn: Chief Executive Officer, facsimile number (713) 523-6270, with a copy to Brewer & Pritchard, P.C., Three Riverway, Suite 1800, Houston, Texas 77056, Attn: Thomas C. Pritchard, facsimile number (713) 209-2921, and as to the Purchaser at the address and facsimile number set forth below the Purchaser's signature on the Purchaser Omnibus Signature Page attached to this Agreement.  Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.  The Purchaser and the Company may each agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

5.4           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, Harris County, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

5.5           Severability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

5.6           Headings.  The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

5.7           Counterparts; Omnibus Signature Page.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.  By Purchaser's execution of the Purchaser Omnibus Signature Page attached to this Agreement, Purchaser agrees that it shall be deemed to have executed and be bound by this Agreement and the Registration Rights Agreement and agrees to comply with the terms and conditions of this Agreement and the Registration Rights Agreement.

5.8           Entire Agreement.  This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

[Signature page follows]

PURCHASER OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT AND
REGISTRATION RIGHTS AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement to which this Purchaser Omnibus Signature Page is attached (the "Subscription Agreement") for a total of ________ Shares for a Purchase Price of $0.[__] per share (with a minimum subscription of $100,000, subject to the Company’s right to accept subscriptions for less than $100,000).

Subscriber’s signature below constitutes execution of both the Subscription Agreement and the Registration Rights Agreement (as defined in the Subscription Agreement).

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________	______________________________
Print Name(s)	Social Security Number(s)

___________________________	______________________________
Signature(s) of Purchaser(s)	Signature

____________________________	______________________________
Date	Address

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	______________________________
Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:_________________________	______________________________
Name:	State of Organization
Title:

__________________, 2012	______________________________
Date	Address

CERTIFICATE OF SIGNATORY

(To be completed if Shares are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and deliver the Subscription Agreement and the Registration Rights Agreement.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2012.

_______________________________________
(Signature)

GULF UNITED ENERGY, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

ACCEPTED AND AGREED TO
this ____ day of ________________, 2012

Gulf United Energy, Inc.

By : _______________________
Name: John B. Connally III
Title: Chief Executive Officer

Exhibit A

Registration Rights Agreement

[see attached]

Exhibit B

Confidential Prospective Purchaser Questionnaire

[see attached]